SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of Earliest Event Reported):August 27, 1998 (June 16, 1998)






                               TRANSIT GROUP, INC.
             (Exact name of Registrant as specified in its charter)



      Florida
(State or other jurisdiction of       33-30123-A                59-2576629
incorporation or organization)   (Commission File No.)        (IRS Employer
                                                           Identification No.)








                              2859 Paces Ferry Road
                                   Suite 1740
                             Atlanta, Georgia 30339
          (Address of principal executive offices, including zip code)
                                 (770) 444-0240
              (Registrant's telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)    Financial Statements of Business Acquired

     The K. J. Transportation, Inc. and Affiliates Combined Financial Statements and Independent Auditors' Report for the fiscal years ending December 31, 1997 and 1996 are contained in Exhibit 99.1 hereto.

           (b)    Pro Forma Financial Information

     Such required pro forma financial information is contained in Exhibit
99.2 hereeto.

           23.1   Consent of Davie Kaplan Chapman & Braverman, PC

           99.1 K. J. Transportation, Inc. and Affiliates Combined Financial Statements and Independent Auditors' Report for the fiscal years ending December 31, 1997 and 1996.

           99.2 Pro Forma Statements of Operations for the twelve months ending December 31, 1997 and six months ending June 30, 1998.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
                                               TRANSIT GROUP, INC.



Date: August 31, 1998                          /s/ Philip A. Belyew
                                               --------------------
                                                   Philip A. Belyew
                                                   President and Chief
                                                    Executive Officer